Exhibit 99.1

Contacts:
Assaf Ran, CEO

(516) 444-3400

SOURCE: Manhattan Bridge Capital, Inc.

Manhattan Bridge Capital, Inc. Announces the Buy-back of up to 100,000 of its Common Shares

Great Neck, NY, November 20, 2025/GLOBE Newswire — Manhattan Bridge Capital, Inc. (Nasdaq: LOAN) announced that its Board of Directors has authorized a common stock repurchase plan allowing the buyback of up to 100,000 common shares in market or off-market transactions at prevailing prices over the next twelve months.

The manner, timing and number of shares purchased will be at the Company’s discretion.

Assaf Ran, Chairman of the Board and Chief Executive Officer stated, “I believe that the recent dramatic decline in our stock price creates an opportunity for the Company purchase the stock. I also believe that our extraordinary low leverage, the unusual personal commitment of our management, together with our impressive performances and track record even in troubled times, support our decision to implement a repurchase program and reflect our confidence in the Company’s business and future prospects.”

About Manhattan Bridge Capital, Inc.

Manhattan Bridge Capital, Inc. offers short-term secured, non–banking loans (sometimes referred to as ‘‘hard money’’ loans) to real estate investors to fund their acquisition, renovation, rehabilitation or improvement of properties located in the New York metropolitan area, including New Jersey and Connecticut, and in Florida. We operate the web site: https://www.manhattanbridgecapital.com.

Forward Looking Statements

This press release and the statements of the Company’s representatives related thereto contain or may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Statements that are not statements of historical fact may be deemed to be forward-looking statements. Without limiting the generality of the foregoing, words such as “plan,” “project,” “potential,” “seek,” “may,” “will,” “expect,” “believe,” “anticipate,” “intend,” “could,” “estimate,” or “continue” are intended to identify forward-looking statements. For example, the Company’s belief that the recent dramatic decline in its stock price creates an opportunity for the Company and the Company’s belief in its future prospects. Readers are cautioned that certain important factors may affect the Company’s actual results and could cause such results to differ materially from any forward-looking statements that may be made in this news release. Forward-looking statements are not guarantees of future performance and involve risks and uncertainties. Actual results may differ materially from those projected, expressed or implied in the forward-looking statements as a result of various factors, including but not limited to the following: (i) our loan origination activities, revenues and profits are limited by available funds; (ii) we operate in a highly competitive market and competition may limit our ability to originate loans with favorable interest rates; (iii) our Chief Executive Officer is critical to our business and our future success may depend on our ability to retain him; (iv) if we overestimate the yields on our loans or incorrectly value the collateral securing the loan, we may experience losses; (v) we may be subject to “lender liability” claims; (vi) our due diligence may not uncover all of a borrower’s liabilities or other risks to its business; (vii) borrower concentration could lead to significant losses; (viii) we may choose to make distributions in our own stock, in which case you may be required to pay income taxes in excess of the cash dividends you receive; (ix) an increase in interest rates may impact our profitability; (x) we may be unsuccessful in our efforts to extend or replace our existing credit line; and (xi) we may be unsuccessful in our efforts to redeem our 6% senior secured notes, due April 22, 2026. The risk factors contained in our Annual Report on Form 10-K for the fiscal year ended December 31, 2024 filed with the Securities and Exchange Commission identify important factors that could cause such differences. These forward-looking statements speak only as of the date of this press release, and we caution potential investors not to place undue reliance on such statements. We undertake no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law.